Inventories, Net	12 Months Ended
Dec. 31, 2011
Inventory, Net [Abstract]
Inventories, Net
Inventories, Net
The components of net inventories were as follows as of December 31, (in millions):

	2011	2010
Materials and supplies	$130.8	$116.8
Work in process	105.6	101.0
Finished products	463.5	483.8
	$699.9	$701.6

Inventory costs include direct materials, direct labor and manufacturing overhead, or when finished goods are sourced, the cost is the amount paid to the third party. Cost of certain domestic inventories (approximately 53.3% and 52.0% of gross inventory costs at December 31, 2011 and 2010, respectively) was determined by the LIFO method; for the balance, cost was determined using the FIFO method. As of December 31, 2011 and 2010, LIFO reserves were $41.9 million and $30.1 million, respectively. The net (loss) income recognized by the Company related to the liquidation of LIFO-based inventories in 2011, 2010 and 2009 was $(0.5) million, $8.7 million and $16.9 million, respectively.